Blackstone Long-Short Credit Income Fund

Portfolio of Investments

March 31, 2024 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 127.25%
Aerospace & Defense - 6.88%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,296,034	$1,300,622
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,934,617	1,816,276
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	393,481	369,412
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	652,650	653,570
Dynasty Acquisition Co Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 08/24/2028	861,073	863,307
LSF11 Trinity BidCo, Inc., First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	978,646	983,539
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,368,000	1,292,760
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,988,547	1,990,575
Standard Aero Ltd, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 08/24/2028	369,031	369,989
TransDigm, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 08/24/2028	848,761	852,610
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	784,022	786,715
World Wide Technology Holding Co LLC, First Lien Term Loan, 6M US L + 0.00%, 02/22/2034	380,788	381,622
		11,660,997

Air Freight & Logistics - 2.07%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 12/19/2030	1,049,644	1,036,393
Kenan Advantage Group, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 01/25/2029	1,488,247	1,491,506
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	977,411	974,024
		3,501,923

Automobile Components - 3.32%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029	321,246	321,916
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,280,985	1,227,344
Clarios Global LP, First Lien Term Loan, 1M US SOFR + 3.00%, 05/06/2030	487,169	488,996
Fastlane Parent Co., Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/29/2028	376,804	376,973
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	938,370	940,129
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M US L + 2.50%, 03/30/2027	783,048	785,201
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 05/04/2028	910,161	912,745
Phinia Inc., First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	576,056	576,598
		5,629,902

Banks - 0.50%
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 6M CME TERM SOFR + 5.00%, 03/08/2032	844,308	850,729

Beverages - 0.52%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	885,606	877,419

Biotechnology - 0.60%
Grifols Worldwide Operations, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	1,045,628	1,014,714

Building Products - 3.39%
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	906,561	903,474
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	523,212	517,913
LHS Borrower, LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	145,158	138,989

	Principal Amount	Value
Building Products (continued)
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 03/20/2031	$828,659	$833,581
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,133,771	1,138,028
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	1,506,752	1,508,635
Trulite Holding Corp., First Lien Term Loan, 1M US SOFR + 6.00%, 03/01/2030(b)	704,605	704,605
		5,745,225

Capital Markets - 3.86%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,200,285	1,201,035
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	1,272,255	1,281,002
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.25%, 07/29/2030	372,421	372,527
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,428,952	1,425,208
Focus Financial Partners, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 06/30/2028	475,775	474,810
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 3M US L + 4.00%, 03/19/2031	521,346	522,869
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 6M US SOFR + 4.00%, 08/17/2028	1,264,434	1,270,832
		6,548,283

Chemicals - 1.49%
CI Maroon Holdings LLC, First Lien Term Loan 03/30/2031(b)	315,000	$316,575
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	1,236,669	1,237,633
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028(b)	342,728	343,585
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	634,160	634,658
		2,532,451

Commercial Services & Supplies - 8.12%
Access CIG LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 08/18/2028	135,579	135,897
Action Environmental Group, Inc., First Lien Term Loan:
6M US SOFR + 4.50%%, 10/24/2030(b)	144,346	144,707
6M US SOFR + 4.50%%, 10/24/2030(b)	1,191,805	1,194,784
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	608,670	608,612
Allied Universal Holdco LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,323,350	1,328,782
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030(b)	236,999	238,481
Covanta 11/21, First Lien Term Loan:
1M US SOFR + 2.50%, 11/30/2028	94,718	94,629
3M US L + 2.50%, 11/30/2028	1,242,357	1,241,196
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	581,429	545,816
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	32,966	32,677
Garda World Security Corp., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,623,308	1,628,389
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	1,814,611	1,804,631
Homeserve USA Holding Corp., First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	312,412	313,544
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	64,575	64,494
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,194,455	1,192,962
TMF Sapphire Bidco B.V., TL, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 05/03/2028	258,182	259,796
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	633,538	608,197
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	948,116	726,499
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 02/24/2031	560,221	561,972
Vestis Corp, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/22/2031	320,122	320,522

	Principal Amount	Value
Commercial Services & Supplies (continued)
Wand NewCo 3 Inc aka Caliber Collision, First Lien Term Loan, 1M US SOFR + 3.75%, 01/30/2031	$727,065	$729,963
		13,776,550

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	699,130	86,224

Construction & Engineering - 1.19%
Aegion Corporation, First Lien Term Loan, 3M US SOFR + 4.25%, 05/17/2028	1,390,248	1,397,206
Artera Services LLC aka PowerTeam, First Lien Term Loan, 3M US SOFR + 4.50%, 02/15/2031	263,578	264,896
Touchdown Acquirer Inc aka TenCate, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 02/21/2031	345,901	347,414
Tutor Perini Corp., First Lien B Term Loan, 1M US SOFR + 4.75%, 1.00% Floor, 08/18/2027	14,030	14,007
		2,023,523

Construction Materials - 0.69%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	2,583	2,588
Quikrete Holdings, Inc., First Lien Term Loan, 6M CME TERM SOFR + 2.50%, 03/18/2031	989,154	990,806
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 01/12/2029	175,717	176,793
		1,170,187

Containers & Packaging - 2.32%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	103,548	103,991
ProAmpac PG Borrower LLC, First Lien Term Loan, 1M CME TERM SOFR + 4.25%, 09/15/2028	822,797	825,676
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025(c)	533,333	11,555
Supplyone 3/24, First Lien Term Loan 03/27/2031	482,224	480,720
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,325,495	1,327,609
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,193,878	1,181,992
		3,931,543

Distributors - 0.35%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	600,646	600,274

Diversified Consumer Services - 4.47%
Cengage Learning, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/18/2031	688,895	689,002
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	291,013	291,620
Element Materials Technology Group Holdings, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	630,531	631,845
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 02/26/2031	290,325	291,414
Groundworks LLC, First Lien Term Loan:
6M CME TERM SOFR + 4.00%, 03/14/2031	124,573	124,750
6M US L + 0.00%, 03/14/2031	676,848	677,810
Imagine Learning LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 12/21/2029	980,000	978,946
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	434,172	5,427
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	135,250	135,872
Mister Car Wash 3/24, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 03/21/2031	326,984	328,143
Prime Security Services Borrower, LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	561,929	562,918
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	1,193,560	1,068,982
Spring Education Group, Inc., First Lien Term Loan, 6M US SOFR + 4.75%, 10/04/2030	388,738	390,828
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,012,867	1,011,980

	Principal Amount	Value
Diversified Consumer Services (continued)
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	$395,700	$385,932
		7,575,469

Diversified REITs - 0.24%
Iron Mountain, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 01/31/2031	401,625	399,282

Diversified Telecommunication Services - 2.30%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M US SOFR + 2.25%, 01/31/2028	704,605	695,963
Level 3 Financing Inc., First Lien Term Loan:
1M US SOFR + 1.75%, 04/15/2029	172,908	172,260
1M US SOFR + 1.75%, 04/15/2030	174,177	173,523
Lumen Technologies Inc aka CenturyLink,Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2025	17,062	14,780
Lumen Technologies Inc, First Lien Term Loan, 1M US SOFR + 5.32%, 04/15/2029	560,189	418,041
Lumen Technologies, First Lien Term Loan, 1M US SOFR + 5.32%, 04/15/2030	572,751	426,699
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	980,607	955,681
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,043,302	1,044,893
		3,901,840

Electric Utilities - 0.89%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	793,222	796,196
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M CME TERM SOFR + 2.00%, 03/27/2031	715,789	715,346
		1,511,542

Electrical Equipment - 1.46%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	1,000,000	1,000,470
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,548,947	1,475,372
		2,475,842

Electronic Equipment, Instruments & Components - 2.13%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%%, 07/02/2029(b)	1,045,095	1,045,095
Discovery Energy Corp., First Lien Term Loan, 6M US SOFR + 4.75%, 01/30/2031	669,667	671,478
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 09/06/2025	1,187,964	1,179,149
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	361,364	358,427
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	382,979	360,002
		3,614,151

Entertainment - 0.45%
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	756,525	754,165

Financial Services - 3.30%
CITCO FUNDING LLC, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	418,950	420,456
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	426,912	327,083
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,251,135	1,253,062
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	815,979	816,490
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,075,914	1,066,752
Ryan LLC., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	422,222	424,863
The Citco Group Limited, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,283,750	1,288,564
		5,597,270

Food Products - 1.58%
CH Guenther 11/21, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028	272,610	273,291
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,633,481	1,636,201
Saratoga Food Specialties LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 02/28/2029	253,073	253,865

	Principal Amount	Value
Food Products (continued)
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	$518,183	$519,585
		2,682,942

Gas Utilities - 0.19%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	317,900	319,331

Ground Transportation - 0.25%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	431,521	430,621

Health Care Equipment & Supplies - 1.15%
Carestream Health, Inc., First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	111,519	96,325
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	249,362	250,252
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/27/2029	1,600,818	1,606,325
		1,952,902

Health Care Providers & Services - 10.09%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	237,230	186,700
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,136,115	894,122
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	1,017,916	1,019,051
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	1,773,707	1,661,006
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	820,362	768,581
Heartland Dental, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,009,589	1,012,936
IVI America LLC aka IVIRMA, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 03/17/2031	437,500	437,773
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	891,794	874,404
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	986,447	882,461
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	1,208,094	1,009,188
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,007,928	957,153
National Mentor Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	635,695	600,067
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	18,213	17,192
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,332,629	1,334,295
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,232,735	1,085,195
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,017,768	898,181
Phoenix Guarantor Inc aka BrightSpring, First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031	550,000	543,546
Radiology Partners Inc, First Lien Term Loan, 6M US SOFR + 5.00%, 01/31/2029	1,050,671	1,017,649
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	333,107	333,778
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	265,380	266,947
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,109,862	1,063,775
Waystar Technologies, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 10/22/2029	246,838	247,763
		17,111,763

Health Care Technology - 2.87%
Cotiviti Inc., First Lien Term Loan:
6M US L + 0.00%, 02/21/2031	560,262	562,013
6M US SOFR + 3.50%, 02/24/2031	1,842,867	1,840,564

	Principal Amount	Value
Health Care Technology (continued)
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	$1,523,286	$1,459,879
GHX Ultimate Parent Corp., First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 0.50% Floor, 06/30/2027(b)	1,000,463	1,007,966
		4,870,422

Hotels, Restaurants & Leisure - 6.86%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/20/2030	1,430,017	1,430,911
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	750,000	750,656
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,392,403	1,310,885
BCPE Grill Parent, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	183,815	182,747
Caesars Entertainment, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,250,749	1,255,876
3M US SOFR + 2.75%, 0.50% Floor, 02/06/2031	851,625	853,354
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	241,948	242,578
Entain PLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,144,937	1,151,016
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,340,408	1,345,160
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	1,563,214	1,566,700
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 01/17/2031	701,668	703,752
IRB Holding Corporation, First Lien Term Loan, 1M US SOFR + 2.75%, 12/15/2027	349,112	349,604
Tacala Investment Corp, First Lien Term Loan, 1M US SOFR + 4.00%, 01/31/2031	482,599	483,656
		11,626,895

Household Durables - 0.74%
Culligan 11/23 Incre CovLi, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028(d)	1,252,442	1,259,619

Independent Power and Renewable Electricity Producers - 1.85%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	1,381,912	1,375,721
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	521,550	522,528
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/20/2030	1,235,294	1,235,492
		3,133,741

Industrial Conglomerates - 2.02%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	733,772	732,550
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	1,345,745	1,342,596
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,348,956	1,345,078
		3,420,224

Insurance - 3.34%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	1,342,307	1,343,985
AssuredPartners, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 02/14/2031	251,806	252,435
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	1,242,983	1,244,021
Hub International Limited, First Lien Term Loan, 3M US SOFR + 3.25%, 06/20/2030	157,143	157,378
Hyperion Refinance Sarl, First Lien Term Loan:
3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	1,271,814	1,278,179
1M US SOFR + 3.50%, 0.50% Floor, 02/15/2031	428,962	429,767
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	957,407	959,274
		5,665,039

Interactive Media & Services - 0.69%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	207,821	208,331
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	559,355	556,684

	Principal Amount	Value
Interactive Media & Services (continued)
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	$425,113	$410,955
		1,175,970

IT Services - 4.84%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,276,735	1,267,160
Ahead DB Holdings, LLC, First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2031	668,582	671,664
Asurion LLC, Second Lien Term Loan, 1M US SOFR + 10.69%, 01/20/2029	53,839	48,426
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,625,691	1,476,452
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	1,550,744	1,517,015
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,238,604	1,227,302
Virtusa Corp., First Lien Term Loan:
1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	1,293,350	1,297,715
1M US SOFR + 3.75%, 02/15/2029	349,112	350,203
World Wide Technology 3/24, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 03/01/2030	352,868	355,735
		8,211,672

Life Sciences Tools & Services - 1.90%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,166,362	1,167,091
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,259,635	1,203,147
IQVIA INC., First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	167,849	168,853
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	688,318	690,665
		3,229,756

Machinery - 2.99%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	230,199	208,791
Crosby US Acquisition corp., First Lien Term Loan, 1M US SOFR + 4.00%, 08/16/2029	342,484	344,802
Husky Injection Molding Systems Ltd., First Lien Term Loan, 6M CME TERM SOFR + 5.25%, 02/01/2029	542,472	544,563
INNIO Group Holding GmbH, First Lien Term Loan, 6M US SOFR + 4.50%, 11/02/2028	157,867	158,887
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	1,528,259	1,535,465
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	795,643	799,911
TK Elevator Midco GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 04/30/2030	1,478,861	1,485,538
		5,077,957

Media - 3.77%
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	308,526	306,349
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	1,050,031	1,054,299
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,036,469	1,037,392
COGECO Financing 2 LP, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 09/01/2028	174,383	170,460
Fleet Midco I Ltd., First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031(b)	382,987	383,944
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	366,197	321,666
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,181,864	992,766
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	328,607	329,382
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	1,335,308	1,318,303
Virgin Media Bristol LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 01/31/2028	493,300	486,581
		6,401,142

	Principal Amount	Value
Metals & Mining - 0.74%
Arsenal AIC Parent, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 08/18/2030	$1,247,082	$1,252,850

Mortgage Real Estate Investment - 0.35%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	295,361	295,361
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	295,431	295,801
		591,162

Oil, Gas & Consumable Fuels - 0.98%
Buckeye Partners LP, First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 11/01/2026	496,991	498,477
Buckeye Partners, LP, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	262,554	263,152
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	543,675	540,679
Whitewater Whistler Holdings, LLC, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	353,832	354,717
		1,657,025

Passenger Airlines - 1.75%
Air Canada, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 03/14/2031	493,052	494,596
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	200,716	200,645
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	535,010	535,494
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	759,237	759,583
United Airlines, Inc. aka Continental, First Lien Term Loan, 3M US SOFR + 2.75%, 02/22/2031	969,732	972,457
		2,962,775

Pharmaceuticals - 1.46%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,369,049	1,365,736
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,158,828	1,113,924
		2,479,660

Professional Services - 6.18%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	954,281	956,547
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,298,731	1,273,062
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	553,488	524,154
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	296,000	296,555
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 01/18/2029	668,000	668,624
Eisner Advisory Group LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/28/2031	851,496	856,022
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	942,409	937,108
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,062,566	1,064,957
Neptune Bidco US, Inc., First Lien Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 04/11/2029	418,113	386,468
Omnia Partners, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 07/25/2030	1,124,999	1,131,501
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	133,136	126,479
Planet US Buyer, LLC, First Lien Term Loan, 3M US L + 3.50%, 02/07/2031	540,595	542,995
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,078,643	1,079,441
Veritext 3/24, First Lien Term Loan, 1M US SOFR + 8.82%, 08/09/2030	627,463	629,929
		10,473,842

Real Estate Management & Development - 0.64%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	505,291	504,503
3M US SOFR + 4.00%, 01/31/2030(b)	577,320	579,485
		1,083,988

Software - 14.29%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	307,103	307,823

	Principal Amount	Value
Software (continued)
Boxer Parent Company Inc., First Lien Term Loan, 6M US SOFR + 4.50%, 12/29/2028	$381,176	$384,075
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	940,294	944,158
Cloud Software Group Inc, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/09/2029	695,132	691,441
Cloud Software Group, Inc, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	1,490,431	1,485,341
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	997,455	995,276
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,663,539	1,635,125
DTI Holdco, Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	722,292	723,195
Epicor Software Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 07/30/2027	114,545	115,272
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	1,332,805	1,283,238
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	371,920	373,186
GTCR W Merger Sub LLC, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 01/31/2031	767,099	770,777
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,826,160	1,770,691
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	1,211,172	1,208,465
Instructure Holdings, INC., First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	275,410	275,754
Isolved, Inc., First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	284,000	286,042
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	241,303	225,718
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	476,866	414,277
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028(b)	579,685	579,685
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	1,551,999	931,200
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	385,222	368,771
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	246,136	244,337
Project Alpha Intermediate Holding Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	1,075,044	1,082,134
Proofpoint, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	221,635	221,997
Quartz Acquireco, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030	1,477,227	1,484,155
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,517,211	1,159,915
Rocket Software, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	483,777	480,846
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	552,719	551,293
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	150,960	151,302
1M US L + 2.25%, 0.50% Floor, 03/22/2029	293,415	294,081
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	895,357	898,213
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,631,635	1,635,886
Webpros Luxembourg Sarl, First Lien Term Loan, 6M US SOFR + 0.00%, 03/19/2031(b)	262,920	263,906
		24,237,575

Specialty Retail - 0.68%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	458,660	457,513
Staples, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/16/2026	704,605	699,000
		1,156,513

Technology Hardware, Storage & Peripherals - 1.18%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,319,408	1,201,762
Xerox 11/23, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	785,701	790,368
		1,992,130

Textiles, Apparel & Luxury Goods - 0.52%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	886,359	884,976

	Principal Amount	Value
Trading Companies & Distributors - 2.10%
American Builders & Contractors Supply Co., Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	$191,738	$192,007
CD&R Hydr SunSource, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 03/17/2031	655,290	657,544
Core & Main LP, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/09/2031	155,592	155,787
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	248,465	248,698
Foundation Building Materials, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/29/2031	930,030	935,089
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	744,792	740,603
Windsor Holdings III LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 08/01/2030	628,297	631,539
		3,561,267

Wireless Telecommunication Services - 0.66%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,126,890	1,121,757

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $217,779,120)		215,805,021

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.33%
Consumer Finance - 0.86%
OCP CLO 2020-18, Ltd., 3M US SOFR + 6.69%, 07/20/2032(b)(e)	1,000,000	992,412
PPM CLO 3, Ltd., 3M US SOFR + 6.87%, 04/17/2034(b)(e)	500,000	465,169
		1,457,581

Financial Services - 6.47%
Bain Capital Credit CLO 2022-3, Ltd., 3M US SOFR + 3.70%, 07/17/2035(b)(e)	1,620,000	1,609,506
CIFC Funding 2019-V, Ltd., 3M US SOFR + 3.41%, 01/15/2035(b)(e)	1,600,000	1,598,704
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(e)	2,000,000	2,000,150
Danby Park CLO, Ltd., 3M US SOFR + 5.33%, 10/21/2035(b)(e)	1,000,000	1,013,357
HPS Loan Management CLO 6-2015, Ltd., 3M US SOFR + 5.36%, 02/05/2031(b)(e)	833,000	796,295
Magnetite XXXV, Ltd., 3M US SOFR + 4.00%, 10/25/2036(b)(e)	1,000,000	1,007,436
Parallel 2021-2, Ltd., 3M US SOFR + 7.46%, 10/20/2034(b)(e)	500,000	480,580
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	999,263
Rad CLO 5, Ltd., 3M US SOFR + 6.96%, 07/24/2032(b)(e)	250,000	250,590
Romark CLO II, Ltd., 3M US SOFR + 3.61%, 07/25/2031(b)(e)	250,000	250,000
Romark CLO IV, Ltd., 3M US SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	964,624
		10,970,505

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $12,360,318)		12,428,086

CORPORATE BONDS - 12.83%
Aerospace & Defense - 0.44%
BWX Technologies, Inc., 4.125%, 06/30/2028(e)	70,000	65,325
Moog, Inc., 4.250%, 12/15/2027(e)	50,000	47,207
TransDigm, Inc.:
4.625%, 01/15/2029	52,000	48,319
4.880%, 05/01/2029	350,000	325,978
Triumph Group, Inc., 9.000%, 03/15/2028(e)	240,000	253,316
		740,145

Automobile Components - 0.14%
American Axle & Manufacturing, Inc., 5.000%, 10/01/2029	50,000	45,079
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	155,000	144,952
Phinia, Inc., 6.750%, 04/15/2029(e)	47,000	47,512
		237,543

	Principal Amount	Value
Automobiles - 0.03%
Thor Industries, Inc., 4.000%, 10/15/2029(e)	$60,000	$53,748

Banks - 0.18%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	300,000	297,562
Popular, Inc., 7.250%, 03/13/2028	15,000	15,382
		312,944

Broadline Retail - 0.25%
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(e)	25,000	24,258
Nordstrom, Inc., 5.000%, 01/15/2044	110,000	85,330
Rakuten Group, Inc., 11.250%, 02/15/2027(e)	300,000	318,297
		427,885

Building Products - 0.09%
Griffon Corp., 5.750%, 03/01/2028	150,000	147,009

Capital Markets - 0.09%
Kodiak Gas Services LLC, 7.250%, 02/15/2029(e)	150,000	152,888

Chemicals - 0.22%
Chemours Co., 5.750%, 11/15/2028(e)	200,000	184,669
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	50,000	48,102
Mativ Holdings, Inc., 6.875%, 10/01/2026(e)	80,000	79,698
Tronox, Inc., 4.625%, 03/15/2029(e)	60,000	53,891
		366,360

Commercial Services & Supplies - 0.04%
Deluxe Corp., 8.000%, 06/01/2029(e)	70,000	64,615

Communications Equipment - 0.05%
Viasat, Inc., 6.500%, 07/15/2028(e)	110,000	85,049

Construction & Engineering - 0.09%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	111,000	98,910
Tutor Perini Corp., 6.875%, 05/01/2025(e)	50,000	49,528
		148,438

Consumer Finance - 0.96%
Ally Financial, Inc., 6.700%, 02/14/2033	90,000	91,014
Enova International, Inc., 8.500%, 09/15/2025(e)	50,000	49,930
FirstCash, Inc.:
4.630%, 09/01/2028(e)	90,000	84,797
5.625%, 01/01/2030(e)	50,000	47,559
6.875%, 03/01/2032(e)	136,000	136,107
goeasy, Ltd.:
9.250%, 12/01/2028(e)	194,000	207,097
7.625%, 07/01/2029(e)	70,000	70,166
Navient Corp.:
4.880%, 03/15/2028	240,000	223,912
9.375%, 07/25/2030	158,000	169,181
11.500%, 03/15/2031	40,000	44,564
OneMain Finance Corp.:
6.625%, 01/15/2028	20,000	20,079
3.880%, 09/15/2028	50,000	44,654
7.875%, 03/15/2030	159,000	164,171
PRA Group, Inc., 8.375%, 02/01/2028(e)	30,000	29,875
Synchrony Financial, 7.250%, 02/02/2033	180,000	178,895
World Acceptance Corp., 7.000%, 11/01/2026(e)	68,000	63,324
		1,625,325

	Principal Amount	Value
Containers & Packaging - 0.06%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	$132,000	$106,542

Diversified Consumer Services - 0.05%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	90,000	86,234

Diversified REITs - 0.24%
Service Properties Trust:
4.750%, 10/01/2026	175,000	163,257
4.950%, 02/15/2027	155,000	143,494
3.950%, 01/15/2028	50,000	42,834
4.375%, 02/15/2030	80,000	61,152
		410,737

Diversified Telecommunication Services - 0.43%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	233,000	232,174
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	85,000	74,462
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	360,000	321,223
5.875%, 11/01/2029	70,000	59,224
6.000%, 01/15/2030(e)	50,000	42,406
Level 3 Financing, Inc., L + 11.00%, 11/15/2029(e)	2,608	2,715
		732,204

Electric Utilities - 0.09%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	120,000	106,719
3.625%, 02/15/2031(e)	60,000	51,838
		158,557

Energy Equipment & Services - 0.77%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	182,000	180,191
CSI Compressco LP / CSI Compressco Finance, Inc., 10.000%, 10.75% PIK, 04/01/2026(e)(f)	10,387	10,906
Enerflex, Ltd., 9.000%, 10/15/2027(e)	160,000	164,513
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	86,000	92,120
Nabors Industries, Ltd., 7.500%, 01/15/2028(e)	180,000	169,002
Precision Drilling Corp., 6.875%, 01/15/2029(e)	130,000	129,880
Transocean, Inc.:
7.500%, 01/15/2026(e)	100,000	99,701
11.500%, 01/30/2027(e)	100,000	104,301
8.000%, 02/01/2027(e)	35,000	34,764
7.500%, 04/15/2031	80,000	74,453
Valaris, Ltd., 8.375%, 04/30/2030(e)	235,000	242,610
		1,302,441

Financial Services - 0.60%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	140,000	148,349
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	70,000	66,583
Encore Capital Group, Inc., 9.250%, 04/01/2029(e)	50,000	51,281
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	150,000	147,980
5.500%, 08/15/2028(e)	250,000	239,537
5.750%, 11/15/2031(e)	10,000	9,233
7.125%, 02/01/2032(e)	30,000	29,817
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	111,000	109,784
4.250%, 02/15/2029(e)	80,000	73,208
7.875%, 12/15/2029(e)	5,000	5,142
5.750%, 09/15/2031(e)	130,000	120,716

	Principal Amount	Value
Financial Services (continued)
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	$20,000	$19,385
		1,021,015

Food Products - 0.10%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	180,000	165,377

Gas Utilities - 0.19%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	230,000	209,860
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	130,000	120,300
		330,160

Health Care Equipment & Supplies - 0.14%
AdaptHealth LLC:
6.125%, 08/01/2028(e)	120,000	112,817
5.125%, 03/01/2030(e)	140,000	122,221
		235,038

Health Care Providers & Services - 0.46%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(e)	129,000	128,839
6.875%, 04/15/2029(e)	62,000	46,477
10.875%, 01/15/2032(e)	145,000	149,535
DaVita, Inc.:
4.625%, 06/01/2030(e)	355,000	318,060
3.750%, 02/15/2031(e)	50,000	41,906
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(e)	120,000	87,122
		771,939

Health Care REITs - 0.03%
MPT Operating Partnership LP / MPT Finance Corp., 5.250%, 08/01/2026	50,000	45,822

Hotels, Restaurants & Leisure - 0.25%
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	430,000	424,759

Household Durables - 0.51%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	200,000	202,772
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	95,000	99,260
LGI Homes, Inc., 8.750%, 12/15/2028(e)	79,000	83,405
M/I Homes, Inc.:
4.950%, 02/01/2028	60,000	57,282
3.950%, 02/15/2030	108,000	97,206
Tempur Sealy International, Inc., 4.000%, 04/15/2029(e)	365,000	331,571
		871,496

Household Products - 0.03%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	60,000	55,629

Independent Power and Renewable Electricity Producers - 0.21%
Vistra Operations Co. LLC:
5.000%, 07/31/2027(e)	50,000	48,457
4.375%, 05/01/2029(e)	100,000	92,742
7.750%, 10/15/2031(e)	212,000	222,178
		363,377

Industrial Conglomerates - 0.10%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	180,000	173,898

Interactive Media & Services - 0.12%
ANGI Group LLC, 3.875%, 08/15/2028(e)	120,000	104,266

	Principal Amount	Value
Interactive Media & Services (continued)
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	$100,000	$94,761
		199,027

IT Services - 0.19%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	135,000	122,294
Sabre GLBL, Inc.:
8.625%, 06/01/2027(e)	140,000	122,972
11.250%, 12/15/2027(e)	80,000	75,131
		320,397

Machinery - 0.16%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	110,000	105,942
Esab Corp., 6.250%, 04/15/2029(e)	28,000	28,166
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	40,000	37,489
Titan International, Inc., 7.000%, 04/30/2028	90,000	88,895
Wabash National Corp., 4.500%, 10/15/2028(e)	5,000	4,591
		265,083

Marine Transportation - 0.05%
Danaos Corp., 8.500%, 03/01/2028(e)	80,000	82,022

Media - 0.83%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	186,000	175,394
AMC Networks, Inc., 4.250%, 02/15/2029	85,000	60,305
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.375%, 06/01/2029(e)	80,000	73,293
4.750%, 03/01/2030(e)	60,000	51,556
7.375%, 03/01/2031(e)	170,000	166,822
4.500%, 05/01/2032	20,000	16,085
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	380,000	333,112
7.500%, 06/01/2029(e)	59,000	48,847
CSC Holdings LLC:
11.250%, 05/15/2028(e)	160,000	158,688
5.750%, 01/15/2030(e)	60,000	31,810
Gray Television, Inc.:
4.750%, 10/15/2030(e)	118,000	77,482
5.375%, 11/15/2031(e)	75,000	49,250
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	50,000	48,000
4.750%, 11/01/2028(e)	50,000	45,607
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	51,000	42,717
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	40,000	28,837
		1,407,805

Metals & Mining - 0.59%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	105,000	100,983
FMG Resources August 2006 Pty, Ltd., 5.875%, 04/15/2030(e)	286,000	281,647
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(e)	35,000	26,024
IAMGOLD Corp., 5.750%, 10/15/2028(e)	110,000	101,061
Mineral Resources, Ltd.:
8.125%, 05/01/2027(e)	163,000	165,025
8.000%, 11/01/2027(e)	120,000	122,572
New Gold, Inc., 7.500%, 07/15/2027(e)	100,000	100,328
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	120,000	108,774
		1,006,414

Mortgage Real Estate Investment - 0.38%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	150,000	126,147

	Principal Amount	Value
Mortgage Real Estate Investment (continued)
Rithm Capital Corp., 8.000%, 04/01/2029(e)	$147,000	$142,808
Starwood Property Trust, Inc.:
4.380%, 01/15/2027(e)	370,000	348,351
7.250%, 04/01/2029(e)	28,000	28,258
		645,564

Office REITs - 0.03%
Vornado Realty LP, 3.400%, 06/01/2031	70,000	55,446

Oil, Gas & Consumable Fuels - 1.39%
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(e)	98,000	97,385
CNX Resources Corp.:
6.000%, 01/15/2029(e)	178,000	174,449
7.250%, 03/01/2032(e)	56,000	56,979
CVR Energy, Inc., 8.500%, 01/15/2029(e)	230,000	233,057
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	97,000	94,702
8.625%, 03/15/2029(e)	64,000	65,397
Energean PLC, 6.500%, 04/30/2027(e)	70,000	66,062
EnQuest PLC, 11.625%, 11/01/2027(e)	30,000	30,079
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	100,000	100,125
Hess Midstream Operations LP, 5.625%, 02/15/2026(e)	96,000	95,293
New Fortress Energy, Inc., 6.500%, 09/30/2026(e)	400,000	385,386
NGL Energy Operating LLC / NGL Energy Finance Corp.:
8.125%, 02/15/2029(e)	60,000	61,490
8.375%, 02/15/2032(e)	40,000	41,031
Northern Oil & Gas, Inc., 8.125%, 03/01/2028(e)	226,000	229,555
Parkland Corp., 4.500%, 10/01/2029(e)	260,000	240,713
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	125,000	129,772
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	213,000	198,181
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	50,000	51,992
		2,351,648

Paper & Forest Products - 0.04%
Mercer International, Inc., 5.125%, 02/01/2029	68,000	59,850

Passenger Airlines - 0.09%
American Airlines, Inc., 7.250%, 02/15/2028(e)	150,000	152,449

Real Estate Management & Development - 0.34%
Forestar Group, Inc., 3.850%, 05/15/2026(e)	105,000	100,364
Howard Hughes Corp., 4.125%, 02/01/2029(e)	225,000	202,448
Newmark Group, Inc., 7.500%, 01/12/2029(e)	143,000	147,194
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	170,000	120,557
		570,563

Retail REITs - 0.04%
Brandywine Operating Partnership LP, 4.550%, 10/01/2029	70,000	60,925

Semiconductors & Semiconductor Equipment - 0.15%
ams-OSRAM AG, 12.250%, 03/30/2029(e)	100,000	100,583
Coherent Corp., 5.000%, 12/15/2029(e)	170,000	160,291
		260,874

Software - 0.22%
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	150,000	144,878
RingCentral, Inc., 8.500%, 08/15/2030(e)	80,000	83,247
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	150,000	146,790
		374,915

	Principal Amount	Value
Specialized REITs - 0.33%
Iron Mountain, Inc., 5.625%, 07/15/2032(e)	$360,000	$340,375
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	280,000	217,255
		557,630

Specialty Retail - 0.47%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	60,000	54,407
Bath & Body Works, Inc., 6.950%, 03/01/2033	70,000	69,839
Foot Locker, Inc., 4.000%, 10/01/2029(e)	110,000	92,714
Gap, Inc.:
3.625%, 10/01/2029(e)	256,000	224,503
3.875%, 10/01/2031(e)	130,000	110,100
Upbound Group, Inc., 6.375%, 02/15/2029(e)	130,000	126,327
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	151,000	124,061
		801,951

Technology Hardware, Storage & Peripherals - 0.29%
Pitney Bowes, Inc.:
6.875%, 03/15/2027(e)	35,000	31,990
7.250%, 03/15/2029(e)	25,000	22,348
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	476,000	433,872
		488,210

Textiles, Apparel & Luxury Goods - 0.23%
Crocs, Inc., 4.250%, 03/15/2029(e)	90,000	82,361
Hanesbrands, Inc., 9.000%, 02/15/2031(e)	228,000	234,440
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	90,000	72,314
		389,115

Tobacco - 0.05%
Vector Group, Ltd., 5.750%, 02/01/2029(e)	100,000	92,747

TOTAL CORPORATE BONDS
(Cost $21,157,594)		21,759,809

	Shares	Value
COMMON STOCK - 0.13%
Health Care Equipment & Supplies - 0.01%
Carestream Health Holdings Inc(b)(g)	76,071	22,821

Health Care Providers & Services - 0.12%
Envision Healthcare Corp. Equity(b)(g)	23,801	208,259

TOTAL COMMON STOCK
(Cost $2,238,878)		231,080

SHORT TERM INVESTMENTS - 4.91%
Open-end Investment Companies - 4.91%
Fidelity Treasury Portfolio
(5.21% 7-Day Yield)	8,320,984	8,320,984

TOTAL SHORT TERM INVESTMENTS
(Cost $8,320,984)		8,320,984

Total Investments- 152.45%
(Cost $261,856,894)		$258,544,980

Liabilities in Excess of Other Assets - (5.75)%		(9,755,486)

Leverage Facility - (46.70)%		(79,200,000)

Net Assets - 100.00%		$169,589,494

Amounts above are shown as a percentage of net assets as of March 31, 2024.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2024 was 5.44%

3M US L - 3 Month LIBOR as of March 31, 2024 was 5.56%

6M US L - 6 Month LIBOR as of March 31, 2024 was 5.65%

1M US SOFR - 1 Month SOFR as of March 31, 2024 was 5.33%

3M US SOFR - 3 Month SOFR as of March 31, 2024 was 5.30%

1M CME TERM SOFR – 1M CME TERM SOFR as of March 31, 2024 was 5.33%

3M CME TERM SOFR – 3M CME TERM SOFR as of March 31, 2024 was 5.30%

6M US SOFR - 6 Month SOFR as of March 31, 2024 was 5.22%

6M CME TERM SOFR – 6M CME TERM SOFR as of March 31, 2024 was 5.22%

PRIME - US Prime Rate as of March 31, 2024 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of March 31, 2024. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2024, the Fund has unfunded delayed draw loans in the amount of $407,741. Fair value of these unfunded delayed draws was $409,532. Additional information is provided in Note 4 General Commitments and Contingencies.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $30,715,795, which represented approximately 18.11% of net assets as of March 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (“BGX”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

On May 22, 2020, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of March 31, 2024, BGX has not yet sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Fund's Board of Trustees (the "Board") has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of March 31, 2024:

Blackstone Long-Short Credit Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,677,458	$983,539	$11,660,997
Automobile Components	–	5,053,304	576,598	5,629,902
Building Products	–	5,040,620	704,605	5,745,225
Chemicals	–	1,872,291	660,160	2,532,451
Commercial Services & Supplies	–	11,557,704	2,218,846	13,776,550
Electronic Equipment, Instruments & Components	–	2,569,056	1,045,095	3,614,151
Health Care Technology	–	3,862,456	1,007,966	4,870,422
Media	–	6,017,198	383,944	6,401,142
Mortgage Real Estate Investment	–	295,361	295,801	591,162
Professional Services	–	10,347,363	126,479	10,473,842
Real Estate Management & Development	–	504,503	579,485	1,083,988
Software	–	23,393,984	843,591	24,237,575
Other	–	125,187,614	–	125,187,614
Collateralized Loan Obligation Securities
Consumer Finance	$–	$–	$1,457,581	$1,457,581
Financial Services	–	–	10,970,505	10,970,505
Corporate Bonds	–	21,759,809	–	21,759,809
Common Stock
Health Care Equipment & Supplies	–	–	22,821	22,821
Health Care Providers & Services	–	–	208,259	208,259
Short Term Investments	8,320,984	–	–	8,320,984
Total	$8,320,984	$228,138,721	$22,085,275	$258,544,980

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(1,607)	(604)	(2,210)
Total	–	(1,607)	(604)	(2,210)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2024, the Fund's outstanding borrowings of $79,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BGX has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$7,867,628	$12,768,682	$202,309	$973	$23,839,592
Accrued discount/ premium	2,018	2,545	–	–	4,593
Realized Gain/(Loss)	939	(4,585)	–	–	(3,646)
Change in Unrealized Appreciation/(Depreciation)	457,552	156,859	5,950	(1,577)	618,784
Purchases(1)	5,405,980	–	–	–	5,405,980
Sales Proceeds(2)	(3,969,882)	(495,415)	–	–	(4,465,297)
Transfer into Level 3	1,741,236	–	22,821	–	1,764,057
Transfer out of Level 3	(2,079,362)	–	–	–	(2,079,362)
Balance as of March 31, 2024	$9,426,109	$12,428,086	$231,080	$(604)	$22,084,671
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2024	$43,240	$151,636	$(4,193)	$(604)	$190,079

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2024:

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$9,426,109	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	12,428,086	Third-party vendor pricing service	Broker quotes	N/A
Common stock	231,080	Third-party vendor pricing service	Broker quotes	N/A
Unfunded Loan Commitments	(604)	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2024, 86.74% of BGX’s Managed Assets were held in Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Fund’s performance for the continued transition away from LIBOR. The Fund and our portfolio companies and/or obligors may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2024, BGX had invested $6,490,085 in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2024, BGX had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Depreciation
Action Environmental Group, Inc., First Lien Term Loan	$144,346	$144,707	$(604)
Ryan LLC., First Lien Term Loan	44,444	44,722	(278)
Touchdown Acquirer Inc aka TenCate., First Lien Term Loan	75,745	76,076	(331)
Culligan 11/23 Incre CovLi., First Lien Term Loan	143,206	144,027	(997)
Total	$407,741	$409,532	$(2,210)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGX’s valuation policies. For the period ended March 31, 2024, BGX recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $6,538.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) originally dated July 29, 2014, as amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $100 million, with $34 million for tranche A loans ("BGX Tranche A Loans") and $66 million for tranche B loans ("BGX Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGX Tranche A Loans and BGX Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2024, BGX had borrowings outstanding under its Leverage Facility of $79,200,000, at an interest rate of 6.43%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2024, the average borrowings under BGX's Leverage Facility and the weighted average interest rate were $77,903,297 and 6.59%, respectively. During the period ended March 31, 2024, the Fund incurred $13,715 for commitment fees on undrawn amounts.

On July 27, 2016, BGX issued 20,000 7-year Mandatory Redeemable Preferred Shares (“MRPS”) with a total liquidation value of $20,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s MRPS would have increased if the credit rating for the Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS was July 27, 2023 and on that date, BGX redeemed all of its outstanding MRPS at liquidation value in the amount of $20,000,000. Prior to redemption, BGX made quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS (while they were outstanding), the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2024, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2024, BGX’s leverage represented 31.83% of the Fund’s Managed Assets.